UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2016

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Tri State International Lincolnshire, Illinois		60061
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

On March 10, 2016, CDW Corporation (the “Company”) amended and restated the Compensation Protection Agreements previously entered into among the Company, CDW LLC and each of Thomas E. Richards, Dennis G. Berger, Neal J. Campbell, Christina M. Corley, Douglas E. Eckrote, Christine A. Leahy, Christina V. Rother, Jonathan J. Stevens, Matthew A. Troka and Ann E. Ziegler (each, an “Executive Officer”), effective as of January 1, 2017. Under each Compensation Protection Agreement, the Executive Officer is entitled to severance benefits upon a qualifying termination of employment with the Company and its subsidiaries.

The principal purpose of the amended and restated Compensation Protection Agreements was to extend the term of the agreements by three years—from January 1, 2017 to January 1, 2020. In addition, the amended and restated Compensation Protection Agreements (i) modify the definition of Good Reason to provide that a reduction in the Executive Officer’s status will constitute Good Reason only if such reduction occurs after a change in control, (ii) clarify that the agreements are subject to any claw-back policy adopted by the Company pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law and (iii) provide for the reimbursement of certain legal expenses incurred after a change in control of the Company if the Executive Officer prevails in a dispute relating to the executive’s rights under the Compensation Protection Agreement.

As a condition to each Executive Officer becoming a party to a Compensation Protection Agreement, each Executive Officer previously executed a Noncompetition Agreement that includes eighteen-month noncompetition and nonsolicitation restrictions and provisions regarding confidentiality and intellectual property. If the Executive Officer breaches the Noncompetition Agreement, all severance payments and benefits under the Compensation Protection Agreement cease and the Executive Officer must repay to the Company all severance payments and benefits received under the Compensation Protection Agreement.

The foregoing is only a summary of the material terms of the Compensation Protection Agreements and Noncompetition Agreements and does not purport to be complete, and is qualified in its entirety by reference to Mr. Richards’ Compensation Protection Agreement and the form of the other Executive Officer’s Compensation Protection Agreements, copies of which are filed as Exhibits 10.1 and 10.2 hereto and incorporated by reference herein, and the form of Noncompetition Agreements under the Compensation Protection Agreements, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Compensation Protection Agreement, dated as of March 10, 2016, by and among CDW Corporation, CDW LLC and Thomas E. Richards

10.2	Form of Compensation Protection Agreement

10.3	Form of Noncompetition Agreement under the Compensation Protection Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: March 14, 2016	By:	/s/ Christine A. Leahy
Christine A. Leahy
Senior Vice President – International, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Compensation Protection Agreement, dated as of March 10, 2016, by and among CDW Corporation, CDW LLC and Thomas E. Richards

10.2	Form of Compensation Protection Agreement

10.3	Form of Noncompetition Agreement under Compensation Protection Agreement

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